SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Stationsplein 45 3013 AK Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01. Other Events.

On February 26, 2015, LyondellBasell Industries N.V. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, relating to the underwritten public offering and sale by the Company of $1 billion aggregate principal amount of 4.625% Senior Notes due 2055 (the “Notes”). The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The Notes will be issued under an indenture to be dated as of March 5, 2015, between the Company and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The terms of the Notes will be set forth in an officer’s certificate of the Company delivered pursuant to the Indenture. Closing of the issuance and sale of the Notes is expected to occur on March 5, 2015, subject to customary closing conditions.

The Notes are being offered and sold pursuant to an automatic shelf registration statement the Company filed with the Securities and Exchange Commission that became effective upon filing on June 17, 2013 (Registration No. 333-189375).

The description above is a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as an Exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated February 26, 2015 between LyondellBasell Industries N.V. and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

5.1	Legal opinion of Vinson & Elkins L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: March 4, 2015	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated February 26, 2015 between LyondellBasell Industries N.V and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

5.1	Legal opinion of Vinson & Elkins L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)